BLACKROCK FUNDSSM

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Total U.S. Stock Market Index Fund

(each, a “Fund”)

Supplement dated May 16, 2025 to the Summary Prospectuses and the

Prospectuses of each Fund, dated November 27, 2024, as amended or supplemented to date

Effective June 30, 2025, the following changes are made to each Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About [Fund] — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About [Fund] — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Jennifer Hsui, CFA	2016	Managing Director of BlackRock, Inc.
Matt Waldron, CFA	2025	Managing Director of BlackRock, Inc.
Peter Sietsema, CFA	2025	Director of BlackRock, Inc.
Steven White	2025	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Jennifer Hsui, CFA, Matt Waldron, CFA, Peter Sietsema, CFA and Steven White are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011.
Matt Waldron, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2024; Director of BlackRock, Inc from 2010 to 2024.
Peter Sietsema. CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2013.
Steven White	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2020.

Shareholders should retain this Supplement for future reference.

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